TRAVELERS SERIES FUND INC.
On behalf of the
AIM Capital Appreciation Portfolio (the "Fund")

Supplement dated August 31, 1999 to
Prospectus dated February 28, 1999

	The following information supplements the discussion set forth in the Prospectus on behalf of the Fund under "Management -
The Subadvisers and Portfolio Managers" with respect to AIM
Capital Management, Inc.:

Christopher P. Perras has been named a portfolio manager for the Fund, effective August 31, 1999 and has joined the portfolio management team. Mr. Perras has been associated with AIM Capital Management, Inc. and/or its affiliates since 1999. From 1997 to 1999, he was an equity analyst at Van Wagoner Capital Management. From 1995 to 1997, he was
Associate Portfolio Manager for Van Kampen American Capital
Asset Management, Inc.
















FD 01697
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